Boston 1784 Institutional
                               Money Market Funds


                                     [LOGO]


                         Annual Report to Shareholders








                                  May 31, 1999

TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER'S REPORT                                                    2

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                    5

FINANCIAL STATEMENTS                                                           7

REPORT OF INDEPENDENT ACCOUNTANTS                                             19

NOTICE TO SHAREHOLDERS                                                        20





     BOSTON 1784 FUNDS:

     [ ] ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY;

     [ ] ARE NOT GUARANTEED BY BANKBOSTON N.A. OR ANY OF ITS AFFILIATES;

     [ ] ARE NOT DEPOSITS OR OBLIGATIONS OF BANKBOSTON, N.A. OR ANY
         OF ITS AFFILIATES;

     [ ] INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
         AMOUNT INVESTED.

     BANKBOSTON, N.A. SERVES AS INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT FOR BOSTON 1784 FUNDS. BOSTON 1784 FUNDS ARE
     DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., A PARTY INDEPENDENT OF BANKBOSTON, N.A. AND ITS AFFILIATES. INVESTMENT COUNSELORS
     ARE REGISTERED REPRESENTATIVES OF BANKBOSTON INVESTOR SERVICES, INC. (MEMBER NASD/SIPC), A WHOLLY-OWNED SUBSIDIARY OF BANKBOSTON, N.A.

     AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


            [PHOTO]                              [PHOTO]



     Catherine N. Thornton                    Robert Nesher
       Managing Director                        Presidnet


It is a pleasure to provide this Annual Report on the strategies and performance of the Boston 1784 Money Market Funds specifically designed for institutional investors:

[ ] BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND -- The Fund's total return for the year ended May 31, 1999 was 4.90%, which ranked in the top 20% (23 of 118) of funds in the Lipper Institutional U.S. Treasury Money Market Average. Also of significance, the Fund maintained its "AAAm" rating from Standard and Poor's. The rating is based on the Fund's credit quality, market price exposure and management. The Fund's total net assets grew from $4.29 billion on May 31, 1998 to $4.35 billion as of May 31, 1999.

[ ] BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND -- For the year ended May 31, 1999, the Fund generated a total return of 5.10%. Net assets increased 70% from $302.3 million on May 31, 1998 to $516.9 million on May 31, 1999.

Please remember that a Fund's performance in the past is not necessarily an indication of how a Fund will do in the future.

You'll find more complete information on both Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund in this report.

We would also like to call your attention to several changes that may occur in the coming months. On March 14, 1999, BankBoston Corporation and Fleet Financial Group, Inc. entered into an Agreement and Plan of Merger, under which the two institutions will merge to form a new entity - Fleet Boston. BankBoston Corporation is the parent company of BankBoston, N.A., the investment adviser or co-investment adviser of Boston 1784 Funds. The proposed merger is subject to regulatory and shareholder approval and other conditions, and is expected to be effective in the last quarter of 1999. If the merger occurs, BankBoston, N.A. will become a subsidiary of the merged company.

If you have questions about your account, please contact your Investment Counselor or call 1-800-BKB-1784, Monday through Friday from 8 a.m. to 6 p.m. (Eastern time).

Thank you for selecting Boston 1784 Funds to manage your cash reserves.



                            Sincerely,

                            /s/ Robert Nesher         /s/ Catherine N. Thornton
                            -----------------------   -------------------------
                            Robert Nesher             Catherine N. Thornton
                            President                 Managing Director,
                            Boston 1784 Funds         Investment Services
                                                      BankBoston, N.A.

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INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------



   [PHOTO OMITTED]




Edward G. Riley, Jr.
Chief Investment Officer


     When investment advisers and fund managers discuss volatility, they typically focus on the financial/statistical variety--the kind that can be measured by numbers like "beta" and "standard deviation." The past year certainly had its share of that sort of volatility, but it exhibited other varieties as well, as the pendulum swung rapidly from deflation fears to inflation scares, crashing foreign markets to recovering Asian economies, growth stocks leadership to emerging cyclical strength...the list goes on and on. In short, it was one of the most volatile years of the by-now-elderly economic expansion that has held sway for 8 years.

     Certainly, the U.S. economy continued to expand, growing at remarkable 4%, 6% and 4.3% rates for the quarters ending September 1998, December 1998 and March 1999, respectively. Economic momentum was sustained in the beginning of 1999 by a combination of factors: tax refunds and year-end bonuses fueled spending; low unemployment and rising incomes, which grew faster than inflation, supported high levels of consumer confidence. And the "Wealth Effect"--the result of the unprecedented bull market and widespread 401(k) investing in the stock market--was good for spending and confidence alike.

     The "Wealth Effect" is perhaps the most significant variable in any economic or investing forecast. Surging equity values have pushed stock market wealth up $4 trillion in the past two years (from $7 trillion to $11 trillion). Home equity (market price minus mortgage owed) has added another $1 trillion of perceived wealth, rising from $5 trillion to $6 trillion in the past three years. With more households now owning equities than ever before (50% today vs. 32% a decade ago), a market correction will affect many more investors. Will new investors remain patient or will they sell en masse? Complicating matters further, investor expectations seem to have been ratcheted up to unrealistic levels by returns that have averaged about 30% over the last four years and 18.6% over the last 18 years--compared with about 10% for the past century. Surveys show that investors expect annual equity returns in the 15% to 35% range. What would a year of negative returns, no matter how slight, hold for the economy?

     So the fact that we remain immersed in the longest peacetime recovery on record is both good news and bad news. At this point, after eight years without a recession, reversion to the mean--whether in the economy or the markets--may prove very mean indeed.

     To be sure, cyclical pressures are building, which forced the Federal Reserve Board to raise short-term interest rates by .25% in June 1999. But our long-term view of interest rates remains intact. We see secular disinflation dominating over the long term for several reasons:

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                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS

--------------------------------------------------------------------------------
     [ ] Unit labor costs are declining--good news since 65% of the operating costs for most companies is labor.

     [ ] The continued focus on productivity, advances in technology and the determination to enhance shareholder value align management efforts with inflation containment.

     [ ] Global overcapacity in industries ranging from autos to chemicals should keep deflationary pressures dominant.

     [ ] The Internet will force competitive pricing across virtually all goods and services.

     [ ] The Federal Reserve Board's vigilant monetary policy--and the readiness of the "Bond Vigilantes" to bid up interest rates at the first whiff of inflation--should mitigate any dangerous inflationary tendencies.

     Despite the roller coaster ride in between, the 30-year U.S. Treasury rate is about where it was twelve months ago: within a few basis points of 6.00%. That's a far cry, however, from the 4.75% rate last fall. In the preceding weeks and months, the Russian default, troubled Latin American markets, and the near-failure of a major hedge fund operator thoroughly unsettled the market, and a flight to quality dramatically increased demand and bond prices (which move in the opposite direction from interest rates).

     With the financial markets extremely skittish in the fall, the Federal Reserve Board reduced short-term interest rates from 5.50% to 4.75% to provide liquidity. That stimulus--along with nearly 150 other central bank easings around the world during the past twelve months--had the desired affect of sustaining and accelerating widespread economic growth.

     Although we foresee little inflationary threat in the immediate future, the Federal Reserve Board raised interest rates in June 1999 as concerns about inflationary pressures and an overheated economy mounted. Despite the recent intervention by the Federal Reserve Board, we expect rates to actually drift lower in yield over the coming year, and the 30-year U.S. Treasury Bond to yield between 5.00% and 5.75% by the end of 1999. Indeed, a number of other factors also argue for lower rates over the next six to twelve months--despite the current disquiet:

     [ ] U.S. economic growth is likely to slow during the summer and fall.

     [ ] Any inflationary spurt should prove short-lived, as secular deflationary forces take hold (i.e. global overcapacity, declining crude oil prices, labor insecurity sparked by merger-related layoffs, and additional financial meltdowns in foreign countries).

     [ ] As long-term rates rise, some of the $1.7 trillion currently resting in money market funds will move into bonds, moderating rate increases.

     [ ] Cash flows into bond mutual funds remain strong--about $7 billion to $8 billion per month.

     [ ] Asset allocation strategies are likely to focus more on bonds as stock market volatility increases and small- and mid-cap investors move into a (theoretically) more predictable asset class.

     [ ] Healthy tax receipts will eliminate the need for government borrowing, and $100 billion in debt retirement will reduce supply and increase prices and therefore decrease rates.

     With signs of inflation on the horizon, the Federal Reserve Board intervened recently to raise interest rates and slow the economy. We believe such higher rates will be a short-lived phenomenon and will likely be reduced by subsequent Federal Reserve Board action late in 1999 or early the next year. As a result, money market investors may experience flat or weaker returns.


/s/ Edward G. Riley, Jr.
-----------------------------
Edward G.Riley, Jr.
Chief Investment Officer
BankBoston, N.A.



                                   [GRAPHIC OMITTED]


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


                               Federal Funds Rate
                              May 1996 - May 1999

  May-96     Nov-96     May-97     Nov-97     May-98     Nov-98     May-99
   5.24       5.31       5.50       5.50       5.50       4.75       4.75

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                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND

Objective: To preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.

Boston 1784 U.S. Treasury Money Market Fund invests primarily in U.S. government agency securities, U.S. Treasury obligations and repurchase agreements fully collateralized by U.S. Treasury obligations. The Fund's net assets grew from $4.29 billion on May 31, 1998 to $4.35 billion on May 31, 1999.

     For the year ended May 31, 1999, the Fund had a total return of 4.90%, compared with returns of 4.79% for the IBC/Financial Data Government-Only Institutional-Only Average and 4.68% for the Lipper Institutional U.S. Treasury Money Market Average. The Fund ranked in the top 20% (23 of 118) of the Lipper Institutional U.S. Treasury Money Market Average. The 7-day yield as of May 31, 1999 was 4.50%.

     The Fund is rated AAAm by Standard and Poor's. The rating is based on an analysis of the Fund's credit quality, market price exposure and management. The rating signifies that, in the opinion of Standard and Poor's, the Fund offers excellent safety of investment principal and superior capacity to maintain a $1.00 per share net asset value at all times. The Fund attempts to maintain these characteristics through conservative investment practices and strict internal controls. The Fund is reviewed on a weekly basis by Standard and Poor's.

     During the year ended May 31, 1999, the Fund's investments were concentrated in longer-maturity U.S. Treasury securities and shorter-maturity U.S. government agency securities and repurchase agreements. The actions of the Federal Reserve Board, which lowered the Federal Funds rate three times in the second half of 1998 from 5.50% to 4.75%, did not favor money market investors during the Fund's fiscal year. However, the Fund maintained an average maturity of 35 to 45 days, which positively affected the Fund's performance during a period of declining interest rates.

     In response to concerns about inflation, the Federal Reserve Board raised short-term interest rates by .25% in June 1999. This recent move will benefit money market investors for a period of time.

                    BOSTON 1784 INSTITUTIONAL U.S. TREASURY
                               MONEY MARKET FUND

           Comparison of Change in the Value of a $10,000 Investment
      in Boston 1784 Institutional U.S. Treasury Money Market Fund, versus the IBC/Financial Data Government-Only Institutional-Only Average
        and the Lipper Institutional U.S. Treasury Money Market Average



                                   [GRAPHIC OMITTED]


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


                    One Year Return                   4.90%
                    Annualized 3 Year Return          5.14%
                    Annualized 5 Year Return          5.19%
                    Annualized Inception to Date*     4.84%

BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND              $13,243
IBC/FINANCIAL DATA GOVERNMENT-ONLY INSTITUTIONAL-ONLY AVERAGE          $13,170
LIPPER INSTITUTIONAL U.S. TREASURY MONEY MARKET AVERAGE                $13,113


Past performance of the Fund is not predictive of finance performance
* Inception date 6/14/93

--------------------------------------------------------------------------------

BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND

Objective: To preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.

Boston 1784 Prime Money Market Fund invests primarily in high quality money market instruments, including short-term U.S. government obligations, corporate bonds, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper, variable rate demand notes, taxable municipal securities and repurchase agreements. During the past year, the Fund's net assets grew from $302.3 million on May 31, 1998 to $516.9 million on May 31, 1999.

     For the twelve months ended May 31, 1999, the Fund had a total return of 5.10%, compared with returns of 5.04% for the IBC/Financial Data First Tier Institutional Only Average and 5.03% for the Lipper Institutional Money Market Funds Average for the same period. The 7-day yield as of May 31, 1999 was 4.65%. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).

     During the year ended May 31, 1999, nearly 20% of the Fund's portfolio consisted of asset-backed commercial paper, which offers higher yields than other commercial paper and positively impacted the Fund's performance. In addition, the Fund maintained an average maturity of 45-55 days during the same period, which also favorably impacted the Fund's performance.

     Concerns about inflationary pressures forced the Federal Reserve Board to tighten monetary policy and raise short-term interest rates by .25% in June 1999. This recent Federal Reserve Board intervention will favor money market investors for a period of time.


                            BOSTON 1784 INSTITUTIONAL
                             PRIME MONEY MARKET FUND

           Comparison of Change in the Value of a $10,000 Investment
          in Boston 1784 Institutional Prime Money Market Fund, versus the IBC/Financial Data Government-Only Institutional-Only Average
        and the Lipper Institutional U.S. Treasury Money Market Average



                                   [GRAPHIC OMITTED]


              In the printed version of the document, a line graph
                appears which depicts the following plot points:



                    One Year Return                   5.10%
                    Annualized Inception to Date*     5.25%

BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND                      $10,795
IBC/FINANCIAL DATA GOVERNMENT-ONLY INSTITUTIONAL-ONLY AVERAGE          $10,787
LIPPER INSTITUTIONAL U.S. TREASURY MONEY MARKET AVERAGE                $10,782


Past performance of the Fund is not predictive of finance performance
* Inception date 11/5/97

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                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS

AS OF MAY 31, 1999

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

Boston 1784 Institutional U.S. Treasury Money Market Fund

--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------
U.S. Government Agency Obligations -- 34.0%
   Fannie Mae MTN
       6.450%, 07/01/99                                   $ 15,000    $   15,016
   Federal Agricultural Mortgage
      Corporation (A)
       4.760%, 06/21/99                                     40,000        39,895
   Federal Farm Credit Bank
      MTN (B)
       5.121%, 06/01/99                                     45,000        44,984
   Federal Home Loan Bank
       5.630%, 06/15/99                                     22,000        22,007
       5.070%, 10/08/99                                      7,110         7,110
       5.030%, 10/29/99                                     25,000        25,000
       5.000%, 12/29/99                                     30,425        30,424
       4.910%, 02/09/00                                     25,000        25,000
       5.100%, 03/09/00                                     23,920        23,917
       5.115%, 03/17/00                                      3,000         3,000
       5.040%, 03/29/00                                     23,990        23,980
       5.020%, 05/12/00                                     28,190        28,169
   Federal Home Loan Bank (B)
       5.161%, 06/01/99                                     45,000        45,000
       4.721%, 06/08/99                                     45,000        44,994
   Federal Home Loan Mortgage
      Corporation (A)
       4.716%, 06/02/99                                      7,568         7,567
       4.799%, 06/04/99                                     50,000        49,980
       4.773%, 06/07/99                                     31,558        31,533
       4.773%, 06/08/99                                     12,500        12,488
       4.747%, 06/10/99                                     10,186        10,174
       4.737%, 06/10/99                                     45,000        44,947
       4.729%, 06/11/99                                     30,000        29,961
       4.763%, 06/16/99                                     25,000        24,951
       4.753%, 06/18/99                                     30,000        29,933
       4.796%, 06/18/99                                     30,000        29,933
       4.744%, 06/21/99                                     30,000        29,921
       4.795%, 06/23/99                                     30,000        29,914
       4.795%, 06/24/99                                     30,000        29,910
       4.800%, 06/25/99                                     40,000        39,874
       4.810%, 06/25/99                                     15,000        14,953
       4.815%, 06/28/99                                     50,000        49,822
       4.830%, 06/29/99                                     11,522        11,479
       4.754%, 07/23/99                                     30,000        29,796
       4.840%, 08/06/99                                     50,000        49,565
       4.797%, 08/20/99                                     40,000        39,581
       4.827%, 09/08/99                                     50,000        49,350
       4.849%, 09/09/99                                     20,000        19,737
       4.856%, 09/24/99                                     45,000        44,319
   Federal National Mortgage
      Association
       5.050%, 05/12/00                                     20,000        19,983
   Federal National Mortgage
      Association (A)
       4.721%, 06/11/99                                     20,000        19,974
       4.811%, 06/14/99                                     32,360        32,304
       4.756%, 06/15/99                                     22,650        22,608
       4.830%, 06/17/99                                     50,000        49,894
       4.742%, 06/18/99                                     20,000        19,955
       4.797%, 06/23/99                                     30,000        29,912
       4.755%, 07/22/99                                     47,373        47,057
       4.846%, 09/22/99                                     70,000        68,961
   Student Loan Marketing
      Association (B)
       5.101%, 06/01/99                                     77,470        77,439
                                                                      ----------
Total U.S. Government
   Agency Obligations
   (Cost $1,476,271)                                                   1,476,271
                                                                      ----------

U.S. Treasury Obligations -- 17.4%
   U.S. Treasury Bills (A)
       4.774%, 06/15/99                                    135,000       134,750
       4.390%, 07/22/99                                     45,000        44,720
       4.481%, 08/05/99                                     45,000        44,644
       4.544%, 08/19/99                                     45,000        44,557
       4.566%, 10/28/99                                     45,000        44,168
       4.681%, 11/04/99                                     50,000        49,008
   U.S. Treasury Notes
       6.000%, 06/30/99                                     45,000        45,054
       5.875%, 07/31/99                                     45,000        45,065
       5.875%, 08/31/99                                     45,000        45,140
       6.875%, 08/31/99                                     30,000        30,155
       5.750%, 09/30/99                                     50,000        50,182
       7.125%, 09/30/99                                     45,000        45,368
       5.625%, 11/30/99                                     47,500        47,696
       5.375%, 01/31/00                                     22,500        22,593
       5.500%, 03/31/00                                     61,000        61,346
                                                                      ----------
Total U.S. Treasury Obligations
   (Cost $754,446)                                                       754,446
                                                                      ----------

AS OF MAY 31, 1999

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------
Repurchase Agreements -- 51.7%
   Dean Witter
      4.790%, dated 05/28/99,
      matures 06/01/99,
      repurchase price $355,188,939
      (collateralized by U.S. Treasury
      Instruments: total market
      value $362,100,358) (C)                              355,000      355,000
   First Boston
      4.750%, dated 05/28/99,
      matures 06/01/99,
      repurchase price $185,097,639
      (collateralized by U.S. Treasury
      Bonds: total market value
      $188,699,705) (C)                                    185,000      185,000
   Greenwich Capital
      4.800%, dated 05/28/99,
      matures 06/01/99, repurchase
      price $410,218,667
      (collateralized by U.S. Treasury
      Instruments: total market value
      $418,200,364) (C)                                    410,000      410,000
   J.P. Morgan
      4.810%, dated 05/28/99,
      matures 06/01/99, repurchase
      price $569,650,554
      (collateralized by U.S. Treasury
      Instruments: total market value
      $580,733,827) (C)                                    569,346      569,346
   Prudential Securities
      4.800%, dated 5/28/99, matures
      06/01/99, repurchase price
      $730,389,333 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $744,569,899) (C)                                    730,000      730,000
                                                                     ----------
Total Repurchase Agreements
   (Cost $2,249,346)                                                  2,249,346
                                                                     ----------
Total Investments -- 103.1%
   (Cost $4,480,063)                                                  4,480,063
                                                                     ----------
Other Assets and Liabilities,
   Net -- (3.1%)                                                       (134,026)
                                                                     ----------

Net Assets:
Capital Shares (unlimited
   authorization -- no par value)
   based on 4,345,797,418
   outstanding shares of beneficial interest                         $4,345,797
Undistributed net investment income                                         192
Accumulated net realized gain
   on investments                                                            48
                                                                     ----------
Total Net Assets -- 100.0%                                           $4,346,037
                                                                     ==========
Net Asset Value, Offering and
   Redemption Price Per Share                                             $1.00
                                                                     ==========

(A) The rate reported on the Statement of Net Assets is the effective yield as of May 31, 1999.

(B) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on May 31, 1999. The date shown is the next scheduled reset date.

(C)  Tri-Party Repurchase Agreement

MTN -- Medium Term Note

    The accompanying notes are an integral part of the financial statements.

                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS


AS OF MAY 31, 1999
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

Boston 1784 Institutional Prime Money Market Fund

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
Commercial Paper -- 57.6%
  Automotive -- 2.9%
   Daimler Chrysler (A)
       4.880%, 06/11/99                                   $10,000      $  9,987
       4.853%, 07/26/99                                     4,930         4,894
                                                                       --------
                                                                         14,881
                                                                       --------
  Banks -- 1.9%
   Bank of America (A)
       4.921%, 10/14/99                                    10,000         9,820
                                                                       --------
  Computers & Services -- 1.8%
   IBM (A)
       4.846%, 06/28/99                                     9,500         9,466
                                                                       --------
  Containers & Packaging -- 1.9%
   Alcoa Aluminum (A)
       4.799%, 06/24/99                                    10,000         9,970
                                                                       --------
  Financial Services -- 21.4%
   Alpine Securitization (A)
       4.847%, 06/08/99                                     8,000         7,992
       4.936%, 08/10/99                                     8,563         8,482
   Caterpillar (A)
       4.829%, 06/30/99                                    10,000         9,961
       4.843%, 08/04/99                                     4,375         4,338
   CIT Group (A)
       4.903%, 06/01/99                                    15,000        15,000
   Fountain Square Funding (A)
       4.888%, 07/27/99                                     2,546         2,527
       4.949%, 10/25/99                                     2,051         2,011
   General Electric Capital (A)
       4.865%, 06/11/99                                     5,400         5,393
       4.869%, 07/28/99                                    10,700        10,618
   J.P. Morgan (A)
       4.940%, 06/07/99                                     8,000         7,994
       4.905%, 07/15/99                                     5,000         4,971
   Old Line Funding (A)
       4.856%, 06/04/99                                    10,000         9,996
       4.846%, 06/17/99                                     6,312         6,298
   Prudential Funding (A)
       4.810%, 06/04/99                                    10,000         9,996
   Sigma Financial (A)
       4.893%, 08/19/99                                     5,000         4,947
                                                                       --------
                                                                        110,524
                                                                       --------
  Food, Beverage & Tobacco -- 2.0%
   Anheuser Busch (A)
       4.903%, 06/01/99                                    10,000        10,000
                                                                       --------
  Mortgage Related -- 13.0%
   Barton Capital (A)
       4.845%, 06/07/99                                     4,160         4,157
       4.921%, 07/19/99                                     8,000         7,948
       5.032%, 11/30/99                                     5,000         4,877
   Concord Minuteman Capital (A)
       4.849%, 06/10/99                                    10,000         9,988
       4.927%, 06/18/99                                     5,224         5,212
       4.939%, 07/19/99                                     5,000         4,968
   Lexington Parker (A)
       4.869%, 07/20/99                                    10,000         9,934
       4.932%, 10/07/99                                    10,000         9,829
   Wood Street Funding (A)
       4.860%, 06/04/99                                    10,217        10,213
                                                                       --------
                                                                         67,126
                                                                       --------
  Petroleum Refining -- 3.9%
   BP America (A)
       4.923%, 06/01/99                                    20,000        20,000
                                                                       --------
  Taxable Municipals -- 4.3%
   Dekalb County, Georgia,
      Emory University
       4.950%, 06/03/99                                     5,140         5,140
       4.850%, 06/09/99                                     3,400         3,400
   New York City, New York
       4.900%, 06/03/99                                     2,500         2,500
       4.950%, 06/03/99                                     2,800         2,800
       4.850%, 06/09/99                                     3,335         3,335
       4.900%, 07/22/99                                     3,150         3,150
   New York City, New York, FGIC
       4.800%, 06/10/99                                     2,100         2,100
                                                                       --------
                                                                         22,425
                                                                       --------
  Telephones & Telecommunications -- 1.9%
   AT&T (A)
       4.772%, 06/08/99                                    10,000         9,991
                                                                       --------

AS OF MAY 31, 1999

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
  Utilities -- 2.6%
   Lower Colorado River Authority (A)
       4.900%, 06/02/99                                   $ 9,900       $  9,900
       4.950%, 06/03/99                                     3,500          3,500
                                                                        --------
                                                                          13,400
                                                                        --------
Total Commercial Paper
   (Cost $297,603)                                                       297,603
                                                                        --------

Corporate Bonds -- 12.5%
   Advocare (B)
       4.920%, 06/02/99                                     4,250          4,250
   American General
       6.875%, 07/01/99                                     6,000          6,009
   Associates Corporation, MTN
       7.820%, 10/21/99                                     3,000          3,032
   AVCO Financial Services
       7.250%, 07/15/99                                     4,400          4,411
   Bear Stearns
       7.625%, 09/15/99                                     1,075          1,081
   Bowie Assisted Living,
      Series 1997, LOC (B) (C)
       5.350%, 06/02/99                                     6,700          6,700
   Chase Manhattan Bank
       5.875%, 08/04/99                                     3,440          3,442
       7.750%, 11/01/99                                     8,800          8,901
   Chrysler Financial, MTN
       6.160%, 07/28/99                                     4,385          4,392
   CIT Group, MTN
       6.800%, 04/17/00                                     4,670          4,728
   General Electric Capital
       5.040%, 01/18/00                                     2,000          2,001
   General Motors Acceptance
       8.400%, 10/15/99                                     1,200          1,214
   General Motors Acceptance, MTN
       6.700%, 04/17/00                                     4,000          4,052
   Norwest Financial
       7.625%, 10/15/99                                     1,000          1,009
       6.000%, 03/15/00                                     3,000          3,018
   Service Graphics (B)
       4.950%, 06/02/99                                     2,000          2,000
   Uno, LOC (B)
       4.950%, 06/02/99                                     2,900          2,900
   Wachovia
       7.000%, 12/15/99                                     1,618          1,633
                                                                        --------
Total Corporate Bonds
   (Cost $64,773)                                                         64,773
                                                                        --------
Taxable Municipal Bonds -- 7.1%
   Barton Healthcare (B)
       4.950%, 06/02/99                                       600            600
   Catholic Health Initiatives (B)
       4.900%, 06/02/99                                     6,500          6,500
   Collier County, Florida,
      Community Health Care
      Authority RB, LOC (B)
       4.950%, 06/03/99                                     3,400          3,400
   Dade County, Florida,
      Expressway Authority
      Toll System RB, Series 1996,
      FGIC (B)
       4.900%, 06/03/99                                     1,200          1,200
   Health Midwest Venture (B)
       4.950%, 06/02/99                                     2,000          2,000
   Illinois State Student Assistance
      RB, LOC (B)
       4.950%, 06/02/99                                     5,000          5,000
   Los Angeles, California,
      Community Redevelopment
      Agency RB, FSA (B)
       4.950%, 06/02/99                                     5,500          5,500
   Maryland State Health & Higher
      Education Facilities RB,
      Series B, LOC (B)
       5.100%, 06/02/99                                     3,000          3,000
   Olathe, Kansas, Industrial RB,
      LOC (B)
       4.900%, 06/03/99                                     2,300          2,300
   Union County, Arkansas,
      Industrial RB, LOC (B)
       4.950%, 06/02/99                                     7,000          7,000
                                                                        --------
Total Taxable Municipal Bonds
   (Cost $36,500)                                                         36,500
                                                                        --------

                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS




--------------------------------------------------------------------------------

Boston 1784 Institutional Prime Money Market Fund (concluded)

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
U.S. Government Agency Obligations -- 8.1%
   Federal Home Loan Bank
       5.100%, 03/09/00                                    $10,000     $ 10,000
       5.100%, 05/17/00                                      7,000        6,990
   Federal Home Loan Mortgage
       4.980%, 04/28/00                                     10,000        9,995
   Federal National Mortgage
      Association
       5.050%, 05/12/00                                      5,000        4,996
   Federal National Mortgage
      Association, MTN
       5.490%, 08/03/99                                     10,000       10,009
                                                                       --------
Total U.S. Government Agency Obligations
   (Cost $41,990)                                                      $ 41,990
                                                                       --------

Repurchase Agreements -- 13.7%
   J.P. Morgan,
      4.810%, dated 05/28/99,
      matures 06/01/99, repurchase
      price $21,045,073 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $21,454,532) (D)                                      21,034       21,034
   Prudential Securities,
      4.800%, dated 5/28/99,
      matures 06/01/99, repurchase
      price $50,026,667 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $50,997,938) (D)                                      50,000       50,000
                                                                       --------
Total Repurchase Agreements
   (Cost $71,034)                                                        71,034
                                                                       --------
Total Investments -- 99.0%
   (Cost $511,900)                                                      511,900
                                                                       --------
Other Assets and Liabilities,
   Net -- 1.0%                                                            5,001
                                                                       --------

Net Assets:
Capital Shares (unlimited
   authorization -- no par value)
   based on 516,904,423 outstanding
   shares of beneficial interest                                       $516,904
Accumulated net realized loss
   on investments                                                            (3)
                                                                       --------
Total Net Assets -- 100.0%                                             $516,901
                                                                       ========
Net Asset Value, Offering and
   Redemption Price Per Share                                             $1.00
                                                                       ========

(A) The rate reported on the Statement of Net Assets is the effective yield as of May 31,1999.

(B) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on May 31, 1999. The date shown is the next scheduled reset date.

(C) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

(D)  Tri-Party Repurchase Agreement

LOC -- Securities are held in connection with a letter of credit issued by a major commercial bank or other financial institution.

MTN -- Medium Term Note

RB -- Revenue Bond

The following organizations have provided underlying credit support for the securities as set forth in the Statement of Net Assets.

FGIC -- Financial Guaranty Insurance Corporation

FSA -- Financial Security Assurance

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------

FOR THE YEAR ENDED MAY 31, 1999


                                                              BOSTON               BOSTON
                                                        1784 INSTITUTIONAL   1784 INSTITUTIONAL
                                                           U.S. TREASURY         PRIME MONEY
                                                         MONEY MARKET FUND       MARKET FUND
                                                        ------------------   ------------------
INTEREST INCOME:                                             $212,403             $25,661
                                                             --------             -------
EXPENSES:
  Investment Advisory Fees                                      8,329                 982
  Less: Waiver of Investment Advisory Fees                         --                (222)
  Administrator Fees                                            2,779                 327
  Registration Fees                                               191                  53
  Transfer Agent Fees & Expenses                                  429                  77
  Professional Fees                                               380                  45
  Printing                                                        311                  40
  Custodian Fees                                                  230                  48
  Amortization of Deferred Organizational Costs                    --                  40
  Trustee Fees                                                    118                  13
  Other Expenses                                                  160                  70
                                                             --------             -------
      Total Expenses, Net of Waivers                           12,927               1,473
                                                             --------             -------
Net Investment Income                                         199,476              24,188
                                                             --------             -------
 Net Realized Gain (Loss) on Investments                           49                  (3)
                                                             --------             -------
Net Increase in Net Assets Resulting from Operations         $199,525             $24,185
                                                             ========             =======

    The accompanying notes are an integral part of the financial statements.

                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------


                                                                       BOSTON                                   BOSTON
                                                                 1784 INSTITUTIONAL                       1784 INSTITUTIONAL
                                                                    U.S. TREASURY                             PRIME MONEY
                                                                  MONEY MARKET FUND                           MARKET FUND
                                                          ---------------------------------         -------------------------------
                                                             6/1/98               6/1/97              6/1/98             11/5/97
                                                               to                   to                  to                  to
                                                             5/31/99              5/31/98             5/31/99            5/31/98(1)
                                                          ------------         ------------         -----------         -----------
INVESTMENT ACTIVITIES:
  Net Investment Income                                   $    199,476         $    169,367         $    24,188         $     6,095
  Net Realized Gain (Loss) on Investments                           49                   95                  (3)                 --
                                                          ------------         ------------         -----------         -----------
  Net Increase in Net Assets Resulting from Operations         199,525              169,462              24,185               6,095
                                                          ------------         ------------         -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income                                       (199,476)            (169,365)            (24,188)             (6,095)
  Realized Capital Gains                                            --                   --                  --                  --
                                                          ------------         ------------         -----------         -----------
      Total Distributions                                     (199,476)            (169,365)            (24,188)             (6,095)
                                                          ------------         ------------         -----------         -----------
Share transactions:
  Proceeds from Shares Issued                               14,696,641           14,628,533           4,471,716           1,438,198
  Reinvestment of Cash Distributions                            74,848               67,225              18,834               5,560
  Cost of Shares Redeemed                                  (14,711,302)         (13,001,541)         (4,275,984)         (1,141,420)
                                                          ------------         ------------         -----------         -----------
    Increase in Net Assets
       from Share Transactions                                  60,187            1,694,217             214,566             302,338
                                                          ------------         ------------         -----------         -----------
Total Increase in Net Assets                                    60,236            1,694,314             214,563             302,338
                                                          ============         ============         ===========         ===========
NET ASSETS:
  Beginning of Period                                        4,285,801            2,591,487             302,338                  --
                                                          ------------         ------------         -----------         -----------
NET ASSETS:
  End of Period                                           $  4,346,037         $  4,285,801         $   516,901         $   302,338
                                                          ============         ============         ===========         ===========
CAPITAL SHARE TRANSACTIONS:
  Shares Issued                                             14,696,641           14,628,533           4,471,716           1,438,198
  Shares Issued in Lieu of Cash Distributions                   74,848               67,225              18,834               5,560
  Shares Redeemed                                          (14,711,302)         (13,001,541)         (4,275,984)         (1,141,420)
                                                          ------------         ------------         -----------         -----------
Net Increase in Capital Share Transactions                      60,187            1,694,217             214,566             302,338
                                                          ============         ============         ===========         ===========

----------
(1) Boston 1784 Institutional Prime Money Market Fund commenced operations on November 5, 1997.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BOSTON 1784 INSTITUTIONAL MONEY MARKET FUNDS

For a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------



                                                     Distri-    Net
                                   Net               butions   Asset
                                  Asset     Net     from Net   Value
                                  Value    Invest-   Invest-    End
                                Beginning   ment      ment       of       Total
                                of Period  Income    Income    Period    Return
--------------------------------------------------------------------------------
Boston 1784 Institutional
U.S. Treasury Money Market Fund
  For the year ended
    May 31, 1999                  $1.00     0.05     (0.05)     $1.00     4.90%
  For the year ended
    May 31, 1998                  $1.00     0.05     (0.05)     $1.00     5.36%
  For the year ended
    May 31, 1997                  $1.00     0.05     (0.05)     $1.00     5.16%
  For the year ended
    May 31, 1996                  $1.00     0.05     (0.05)     $1.00     5.45%
  For the year ended
    May 31, 1995                  $1.00     0.05     (0.05)     $1.00     5.05%
--------------------------------------------------------------------------------
Boston 1784 Institutional
Prime Money Market Fund
  For the year ended
    May 31, 1999                  $1.00     0.05     (0.05)     $1.00     5.10%
  For the period ended
    May 31, 1998 (1)              $1.00     0.03     (0.03)     $1.00     5.55%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                                        Ratio
                                                                           Ratio        of Net
                                                              Ratio          of       Investment
                                                  Ratio       of Net      Expenses      Income
                                      Net           of      Investment       to           to
                                     Assets      Expenses     Income      Average      Average
                                      End           to          to          Net          Net
                                       of         Average     Average     Assets       Assets
                                     Period         Net         Net     (Excluding   (Excluding
                                     (000)        Assets      Assets      Waivers)     Waivers)
-----------------------------------------------------------------------------------------------
Boston 1784 Institutional
U.S. Treasury Money Market Fund
  For the year ended
    May 31, 1999                    $4,346,037     0.31%       4.79%       0.31%        4.79%
  For the year ended
    May 31, 1998                    $4,285,801     0.33%       5.24%       0.33%        5.24%
  For the year ended
    May 31, 1997                    $2,591,487     0.33%       5.05%       0.34%        5.04%
  For the year ended
    May 31, 1996                    $  644,733     0.32%       5.29%       0.39%        5.22%
  For the year ended
    May 31, 1995                    $  395,585     0.30%       5.12%       0.41%        5.01%
-----------------------------------------------------------------------------------------------
Boston 1784 Institutional
Prime Money Market Fund
  For the year ended
    May 31, 1999                    $  516,901     0.30%       4.93%       0.35%        4.88%
  For the period ended
    May 31, 1998 (1)                $  302,338     0.27%       5.36%       0.42%        5.21%
-----------------------------------------------------------------------------------------------

----------
(1) Boston 1784 Institutional Prime Money Market Fund commenced operations on November 5, 1997. All ratios for the period, including total return, have been annualized.

    The accompanying notes are an integral part of the financial statements.

MAY 31, 1999                                           BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Organization

Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund are portfolios of Boston 1784 Funds (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is offering shares in 17 separate portfolios (the "Funds") as of May 31, 1999:

MONEY MARKET FUNDS:
Boston 1784 Tax-Free Money Market Fund
Boston 1784 U.S. Treasury Money Market Fund
Boston 1784 Institutional U.S. Treasury Money Market Fund
Boston 1784 Prime Money Market Fund
Boston 1784 Institutional Prime Money Market Fund

BOND FUNDS:
Boston 1784 Short-Term Income Fund
Boston 1784 Income Fund
Boston 1784 U.S. Government Medium-Term Income Fund

TAX-EXEMPT INCOME FUNDS:
Boston 1784 Tax-Exempt Medium-Term Income Fund
Boston 1784 Connecticut Tax-Exempt Income Fund
Boston 1784 Florida Tax-Exempt Income Fund
Boston 1784 Massachusetts Tax-Exempt Income Fund
Boston 1784 Rhode Island Tax-Exempt Income Fund

STOCK FUNDS:
Boston 1784 Asset Allocation Fund
Boston 1784 Growth and Income Fund
Boston 1784 Growth Fund
Boston 1784 International Equity Fund

The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

The financial statements of Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund are included herein. The financial statements of the other Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The financial statements have been prepared in accordance with generally accepted accounting principles which require the use of management's estimates. Actual results could differ from these estimates.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund (the "Institutional Funds").

Security Valuation --
Investment securities of the Institutional Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

MAY 31, 1999

--------------------------------------------------------------------------------

Security Transactions and Investment Income --
Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

Repurchase Agreements --
The Institutional Funds invest in tri-party repurchase agreements. Securities pledged as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Adviser are intended to ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counter-party defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization on the collateral by the Institutional Funds may be delayed or limited.

Expenses --
Expenses that are directly related to the Funds are charged directly to the Funds. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

Distributions to Shareholders --
Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for the Institutional Funds are distributed to its shareholders at least annually.

Federal Income Taxes --
The Trust's policy is to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. At May 31, 1999, the total cost of securities for federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

Organizational Costs --
These costs have been deferred in the account of the Institutional Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations. If any or all of the shares representing initial capital of the Institutional Funds are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS

--------------------------------------------------------------------------------

3. Investment Advisory and Custodial Services

Pursuant to an investment advisory agreement dated June 1, 1993, investment advisory services are provided to the Trust by BankBoston, N.A. (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.20% of the average daily net assets for each of the Institutional Funds. Such fee is computed daily and paid monthly. BankBoston, N.A. has voluntarily agreed to waive a portion of its investment advisory fee in order to maintain competitive expense ratios.

     The Institutional Funds and BankBoston, N.A. were parties to a custodial agreement dated June 1, 1993 under which BankBoston, N.A. held cash, securities and other assets of the Institutional Funds as required by the Investment Company Act of 1940, as amended. For the period June 1, 1998 to September 30, 1998, BankBoston, N.A. served as the Funds' custodian and received an annual fee, paid monthly, of 0.01% for the first $100 million in average daily net assets, 0.0075% for the next $100 million and 0.005% of the average daily net assets over $200 million of each of the Institutional Funds. On September 30, 1998, the Custodial Agreement was amended and assigned to Investors Bank & Trust ("IBT"). Effective October 1, 1998, IBT is entitled to receive an annual fee, to be paid monthly, of 0.005% of the market value of each Institutional Fund's assets. In the capacity as custodian to the Institutional Funds, BankBoston, N.A. played and IBT plays no role in determining the investment policies of the Institutional Funds or which securities are to be purchased or sold by the Institutional Funds.

4. Administrative and Distribution Services

Pursuant to an administration agreement dated December 1, 1996, SEI Investments Mutual Funds Services, a wholly-owned subsidiary of SEI Investments Company, acts as the Trust's Administrator, and is entitled to receive an annual fee of 0.085% of the Trust's first $5 billion of average daily net assets and 0.045% of the Trust's average daily net assets over $5 billion. Such fee is computed daily and paid monthly.

     SEI Investments Distribution Co. ("SEI Investments"), a wholly-owned subsidiary of SEI Investments Company, acts as the Institutional Funds' Distributor pursuant to a distribution agreement dated June 1, 1993, as amended and restated October 27, 1995. SEI Investments is paid no fees by the Institutional Funds.

     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

     The Trust has paid legal fees to a law firm, of which the Secretary of the Trust is a member.

MAY 31, 1999

--------------------------------------------------------------------------------

5. Line of Credit

The Trust has entered into a Line of Credit Agreement. Pursuant to this agreement, the Trust has access to a $50 million uncommitted line of credit and a $20 million committed line of credit. The Trust is charged a commitment fee of
 .10% of the unused portion of the committed line of credit. Borrowings under the line are charged interest at the current overnight Federal Funds rate plus 0.50% by the Institutional Funds. Each Fund is individually, and not jointly, liable for its particular advances under the line. There were no borrowings under the line of credit by the during the period ended May 31, 1999.

6. Year 2000 Readiness Disclosure

Boston 1784 Funds have been working to prepare for the Year 2000 transition and have taken steps to provide seamless processing for all systems and applications utilized by the Funds' service providers. We have sought and received assurances from each service provider that their computer systems have been remediated for Year 2000. We are continuing to monitor the progress of these service providers with respect to the testing of modified systems, and have sought and received assurances that such testing confirms Year 2000 readiness.

While we have received such assurances, the Funds and their shareholders may experience losses if these assurances prove to be incorrect. Losses could also arise as a result of Year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, and broker-dealers, with which the Funds do business.

An additional Year 2000 consideration is the readiness of the companies in which Boston 1784 Funds have invested. The Year 2000, like any other market influence, could quite possibly impact Fund performance. The impact could as easily be positive (a company that benefits due to its preparedness) as negative (a company that suffers from lack of preparedness). Boston 1784 Funds' investment advisers consider the Year 2000 transition, like any other factor, in making investment decisions.

It is important to understand that Boston 1784 Funds cannot warrant or guarantee the Year 2000 readiness of any third party.

                                                       BOSTON 1784 INSTITUTIONAL
                                                              MONEY MARKET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of Boston 1784 Institutional
Money Market Funds:

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Boston 1784 Funds (comprising, respectively, Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund referred to collectively herein as "the Funds"), at May 31, 1999, the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

     PRICEWATERHOUSECOOPERS LLP


     2400 Eleven Penn Center
     Philadelphia, Pennsylvania
     July 9, 1999

MAY 31, 1999

NOTICE TO SHAREHOLDERS (Unaudited)
--------------------------------------------------------------------------------

For Taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear Boston 1784 Funds Shareholders:

     For the fiscal year ended May 31, 1999, Boston 1784 Institutional Money Market Funds are designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:


                         (A)*             (B)*
                       Long-Term        Ordinary                                        (D)**
                     Capital Gains       Income          Total            (C)**          Tax-          (E)**
                     Distributions    Distributions  Distributions     Qualifying       Exempt        Foreign
                      (Tax Basis)      (Tax Basis)    (Tax Basis)     Dividends (1)    Interest     Tax Credit
                     -----------------------------------------------------------------------------------------
Institutional
  U.S. Treasury
  Money Market Fund       0%              100%            100%             0%             0%            0%

Institutional Prime
  Money Market Fund       0%              100%            100%             0%             0%            0%

----------
(1) Qualifying dividends represent dividends which qualify for the corporate received deduction.

* Items (A) and (B) are based on a percentage of the Fund's total distributions.

** Items (C), (D) and (E) are based on a percentage of ordinary income distributions of the Fund.

BOARD OF TRUSTEES

David H. Carter
Tarrant Cutler
Kenneth A. Froot
Sara L. Johnson
Kathryn Flacke Muncil
Robert A. Nesher
Alvin J. Silk


INVESTMENT ADVISER

BankBoston, N.A.
Boston, MA 02110


--------------------------------------------------------------------------------


ADMINISTRATOR                                LEGAL COUNSEL

SEI Investments Mutual Funds Services        Bingham Dana LLP
Oaks, PA 19456                               Boston, MA 02110


DISTRIBUTOR                                  INDEPENDENT ACCOUNTANTS

SEI Investments Distribution Co.             PricewaterhouseCoopers LLP
Oaks, PA 19456                               Philadelphia, PA 19103

                                             CUSTODIAN

                                             Investors Bank & Trust Company
                                             Boston, MA 02116




[LOGO]


Boston 1784 Funds
P.O. Box 8524
Boston, MA 02266-8524
1-800-BKB-1784

This report and the financial statements contained herein are for the general information of the shareholders of Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund.
This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by a currently effective prospectus.

                                                                         MF-0150